================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 November 26, 2001
                ------------------------------------------------
                Date of Report (date of earliest event reported)


                               KOMAG, INCORPORATED
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


            Delaware                     0-16852                 94-2914864
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                             1710 Automation Parkway
                           San Jose, California 95131
                    ----------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (408) 576-2000


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

================================================================================


Item 4.  Changes in Registrant's Certifying Accountant

     (a)       Previous Independent Accountants.

        Komag, Incorporated issued a press release on November 19, 2001, announcing that its auditors, Ernst & Young LLP, resigned after a fourteen-year period of engagement, which press release is filed as Exhibit 99.1 hereto. As described in the press release, Ernst & Young's resigned due to a conflict between the requirement that the Bankruptcy Court approve the Registrant's auditors and certain terms required by Ernst & Young in its engagement agreement for debtors, such as the Registrant, in chapter 11 proceedings. The Registrant's Board of Directors approved the decision to change independent accountants.

        Ernst & Young's reports on the Registrant's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. However, Ernst & Young did report uncertainty as to the Registrant's ability to continue as a going concern. During the Registrant's two most recently completed fiscal years and the subsequent interim period preceding Ernst & Young's resignation, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years. During the Registrant's two most recently completed fiscal years and the subsequent interim


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period preceding Ernst & Young's resignation, there were no "reportable events"
as that term is defined in Regulation S-K Item 304(a)(1)(v).

        The Registrant requested that Ernst & Young furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of that letter dated November 26, 2001 is filed as Exhibit 16 to this Form 8-K.

        (b)    New Independent Accountants.

        The Registrant engaged KPMG LLP as the Registrant's principal accountants effective as of November 19, 2001. During the Registrant's two most recent fiscal years and the subsequent interim period prior to engaging KPMG, neither the Registrant nor anyone on its behalf consulted with KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report nor oral advice was provided to the Registrant by KPMG that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7. Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

           16 Letter regarding change in certifying accountants from Ernst & Young LLP dated November 26, 2001.

           99.1   Text of press release dated November 19, 2001.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Komag, Incorporated,
                                       a Delaware corporation


Dated: November 26, 2001                  By: /s/ Thian Hoo Tan
                                           ------------------------------------
                                           Thian Hoo Tan
                                           Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit Number     Description
--------------     -----------
16                 Letter regarding change in certifying accountants from Ernst
                   & Young LLP dated November 26, 2001.

99.1               Text of press release dated November 19, 2001.